------------------------------------------------------------------------------






                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 22, 2000



                              THE PROVIDENT BANK
  --------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

               Ohio                        333-95263           31-0412725
---------------------------------     -------------------   -------------------
 (State or Other Jurisdiction of       (Commission File      I.R.S. Employer
          Incorporation)                   Number)           Identification No.)

               One East Fourth Street
                   Cincinnati, Ohio                     45202
               -----------------------             ----------------
                (Address of Principal                 (Zip Code)
                  Executive Offices)



       Registrant's telephone number, including area code (513) 579-2000
                                                          ----- --------








------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Incorporation of Certain Documents by Reference

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6,
1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-95263). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 2000-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.           Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PROVIDENT BANK



                                                     By:   /s/ Kevin Shea
                                                         ---------------------
                                                         Name:  Kevin M. Shea
                                                         Title: Vice President



Dated:  March 22, 2000

                                 Exhibit Index
                                 -------------

     Exhibit                                                              Page
     -------                                                              ----

       23.       The Consent of PricewaterhouseCoopers LLP................6